T. Rowe Price Retail Funds

Supplement to prospectuses

The following information amends the prospectuses for the following T. Rowe Price funds:  Africa & Middle East, Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Corporate Income, Diversified Mid-Cap Growth, Diversified Small-Cap Growth, Dividend Growth, Emerging Europe & Mediterranean, Emerging Markets Bond, Emerging Markets Local Currency Bond, Emerging Markets Stock, Equity Income, Equity Index 500, European Stock, Extended Equity Market Index, Financial Services, Global Infrastructure, Global Large-Cap Stock, Global Real Estate, Global Stock, Global Technology, GNMA, Growth & Income, Growth Stock, Health Sciences, High Yield, Inflation Protected Bond, International Bond, International Discovery, International Equity Index, International Growth & Income, International Stock, Japan, Latin America, Media & Telecommunications, Mid-Cap Growth, Mid-Cap Value, New America Growth, New Asia, New Era, New Horizons, New Income, Overseas Stock, Personal Strategy Balanced, Personal Strategy Growth, Personal Strategy Income, Prime Reserve, Real Estate, Retirement 2005, Retirement 2010, Retirement 2015, Retirement 2020, Retirement 2025, Retirement 2030, Retirement 2035, Retirement 2040, Retirement 2045, Retirement 2050, Retirement 2055, Retirement Income, Science & Technology, Short-Term Bond, Small-Cap Stock, Small-Cap Value, Spectrum Growth, Spectrum Income, Spectrum International, Strategic Income, Summit Cash Reserves, Summit GNMA, Summit Municipal Income, Summit Municipal Intermediate, Summit Municipal Money Market, Total Equity Market Index, U.S. Bond Enhanced Index, U.S. Large-Cap Core, U.S. Treasury Intermediate, U.S. Treasury Long-Term, U.S. Treasury Money, and Value (collectively referred to as the “T. Rowe Price Retail Funds”). These changes become effective with the open of business on August 1, 2011.

For each T. Rowe Price Retail Fund’s fee table in section 1, the line item entitled “Maximum account fee” and its footnote are revised as follows:

Maximum account fee	$20[a]

  a  Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

In section 1, the table under “Purchase and Sale of Fund Shares” is revised for each T. Rowe Price Retail Fund (except for the Summit Cash Reserves, Summit GNMA, Summit Municipal Income, Summit Municipal Intermediate, and Summit Municipal Money Market Funds) as follows:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts, small business retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$100

All other accounts	2,500	100

Under “Account Maintenance and Small Account Fees” in section 2, the paragraphs entitled “Small Account Fee (all funds except Index Funds)” and “Account Maintenance Fee (Index Funds Only)” are deleted and replaced with the following:

Account Service Fee  In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower balance accounts, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain fund accounts with a balance below $10,000.  The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August.  The fee will be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions.  The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year.

The account service fee generally does not apply to fund accounts that are held through an intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, or money funds that are used as a T. Rowe Price Brokerage sweep account.  Regardless of a particular fund account’s balance on the last business day of August, the account service fee is automatically waived for accounts that satisfy any of the following conditions:

•           Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, and prospectuses and shareholder reports;

•           Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets includes investments in T. Rowe Price mutual funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services; T. Rowe Price Brokerage; and T. Rowe Price variable annuities); or

•           Any accounts of a shareholder who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000 - visit troweprice.com or call 1-800-537-1098 for more information).

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee.  Fund shares held in a T. Rowe Price individual retirement account, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

In section 4, under “Purchasing Additional Shares,” the first paragraph is revised as follows:

$100 minimum per fund account for all additional purchases, including those made through Automatic Asset Builder (all funds except Summit Funds); $100 minimum per fund account for additional purchases through Automatic Asset Builder and $1,000 for all other additional purchases (Summit Funds)

In section 4, under “Information About Your Services,” the paragraph relating to “Automatic Asset Builder” is revised as follows:

You can instruct us to automatically transfer money from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.  Each systematic purchase must be at least $100 per fund account in order to establish the Automatic Asset Builder service.  Minimum initial purchase requirements will still apply.

The date of this supplement is July 1, 2011.

G02-041    7/1/11